UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-02405

Name of Fund: BlackRock Balanced Capital Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Balanced Capital Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 09/30/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Balanced Capital                                             BLACKROCK
Fund, Inc.

ANNUAL REPORT | SEPTEMBER 30, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Balanced Capital Fund, Inc.

Portfolio Information as of September 30, 2006

--------------------------------------------------------------------------------
Ten Largest Common                                                    Percent of
Stock Holdings                                                        Net Assets
--------------------------------------------------------------------------------
General Electric Co. ...................................................  1.6%
Wyeth ..................................................................  1.6
Kimberly-Clark Corp. ...................................................  1.6
Baxter International, Inc. .............................................  1.6
Cisco Systems, Inc. ....................................................  1.5
Morgan Stanley .........................................................  1.5
American International Group, Inc. .....................................  1.5
ACE Ltd. ...............................................................  1.5
Wells Fargo & Co. ......................................................  1.5
Citigroup, Inc. ........................................................  1.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Asset Mix                                                      Total Investments
--------------------------------------------------------------------------------
Domestic Common Stocks ................................................. 59.2%
Fixed Income Mutual Funds .............................................. 34.3
Foreign Common Stocks ..................................................  1.4
Other* .................................................................  5.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Insurance ..............................................................  6.2%
Industrial Conglomerates ...............................................  5.0
Oil, Gas & Consumable Fuels ............................................  4.4
Food Products ..........................................................  4.4
Aerospace & Defense ....................................................  3.5
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Proxy Results

During the six-month period ended September 30, 2006, BlackRock Balanced Capital Fund, Inc. s shareholders voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                               Shares Voted           Shares Voted            Shares Voted
                                                                    For                  Against                 Abstain
--------------------------------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement
   with BlackRock Advisors, Inc.                                51,903,117              1,490,107               1,278,305
--------------------------------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                                51,797,421              1,550,676               1,323,433
--------------------------------------------------------------------------------------------------------------------------


2       BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

A Letter to Shareholders

Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally -- portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         Vice Chairman
                                                         BlackRock, Inc.

Data, including assets under management, are as of June 30, 2006.


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006       3

A Discussion With Your Fund's Portfolio Managers

      The Fund provided strong absolute and relative returns for the fiscal year, benefiting from a favorable asset allocation and outperformance within the equity portfolio.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2006, BlackRock Balanced Capital Fund, Inc.'s (formerly Merrill Lynch Balanced Capital Fund, Inc.) Class A, Class B, Class C, Class I and Class R Shares had total returns of +10.98%, +10.10%, +10.13%, +11.24% and +10.70%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.) For the same period, the benchmark Standard & Poor's 500 (S&P
500) Index returned +10.79%, the benchmark Lehman Brothers Aggregate Bond Index returned +3.67%, and the Lipper Mixed-Asset Target Allocation Growth Funds category had an average return of +7.96%. (By portfolio practice, funds in this Lipper category maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash and cash equivalents.)

Stocks posted handsome gains for the 12-month period, despite substantial volatility. Investor uncertainty over the pace of economic growth, intensity of inflationary pressures, direction of Federal Reserve Board (the Fed) monetary policy, appropriate level of commodity prices and outlook for corporate profits were the primary market drivers during the year. Ultimately, investors concluded that the expected cessation of interest rate increases by the Fed and the significant decline in energy prices would foster a more hospitable environment for equities. The S&P 500 Index's double-digit gain contrasted with the more modest 3.28% advance in the technology-heavy NASDAQ 100 Index and the 6.56% gain of the S&P Mid Cap 400 Index. The value style of investing outpaced the growth style of investing and larger-capitalization companies outperformed their smaller brethren, though all major style and capitalization categories posted positive returns for the year. Gains in the fixed income market were more muted, with all of the positive performance realized in the final three months of the period when bond investors began to react favorably to the expected slowdown in economic growth and change in Fed policy.

What factors most influenced Fund performance?

For the fiscal year, the Fund's asset allocation was favorable and equities substantially exceeded their benchmark return while bonds slightly underperformed their benchmark. Within the equity portfolio, our underweight position and good stock selection in the information technology sector was the primary driver of the outperformance, led by significant gains from CommScope, Inc. and Accenture Ltd. and our avoidance of Dell Inc. Good stock selection in the consumer discretionary sector further aided performance, led by a better-than-30% advance in Limited Brands. Good stock selection in the financial sector also contributed to results, led by strong gains from PNC Financial Services Group, Inc., Morgan Stanley and Mellon Financial Corp. These areas of outperformance more than offset relative weakness in telecommunications, the market's strongest-performing sector of the year, where our underweight position and poor stock selection hindered results, largely due to our avoidance of AT&T, Inc. Poor stock selection in the energy sector also impaired performance, led by negative returns from EnCana Corp., Devon Energy Corp. and Murphy Oil Corp.

The performance of the fixed income portfolio was influenced by our duration profile, yield curve strategy and sector allocation decisions. We gradually eliminated our yield curve flattening bias and extended duration, with mixed results. When interest rates rose, our increasing duration hurt performance (as a shorter duration means less sensitivity to interest rate risk). However, our longer relative duration was a positive in the final quarter of the period as yields began to move lower. In terms of specific fixed income sectors, our underweight position in corporate bonds and mortgages, coupled with an overweight in structured products for much of the year, benefited performance. Exposure to Treasury Inflation Protected Securities (TIPS) early in the year detracted from results.

What changes were made to the portfolio during the period?

We continued to adjust our holdings over the year in response to ongoing market volatility. Within the equity portfolio, we repositioned our technology holdings by reducing positions in Cisco Systems, Inc., Applied Materials, Inc. and Microsoft Corp., eliminating CommScope, Citrix Systems, Inc. and Intel Corp., adding to existing positions in Hewlett-Packard Co. and Symantec Corp., and introducing Juniper Networks, Inc., Sun Microsystems, Inc., Electronic Arts, Inc. and Yahoo!, Inc. to the portfolio. We trimmed exposure to Cisco Systems after a 34% gain in 2006. We sold our position in CommScope after a near-doubling in the stock price over the past 12 months and trimmed Applied Materials based on our expectation for a near-term peak in the company's pace of order activity. We sold Intel due to its weakening competitive position and deteriorating profit margins. At Hewlett-Packard, fundamentals continue to improve while the stock's valuation


4       BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006
remains very attractive. Juniper declined 20% on the day of the company's fourth quarter earnings announcement, affording us an attractive buying opportunity. We believe the company is well positioned in the growing market for telecommunications network equipment. Sun Microsystems has spent the better part of five years reengineering its core product line and is now poised to regain market share and reverse a multiyear profit drought. We expect this broadened and refreshed product line to expand Sun Microsystems' total served market opportunity and enable the company to achieve accelerating revenue growth and improved profit margins. At video game manufacturer Electronic Arts, Inc. we are attracted by the company's No. 1 market share position and the upcoming video game console upgrade cycle as Microsoft Corp., Sony Corp. and Nintendo Inc. all launch next generation platforms. Finally, we believe Yahoo! represents an attractive value after a 35% year-to-date decline, affording us a reasonably priced way to invest in the rapid growth of Internet advertising.

In other sectors, we established new positions in two reinsurance companies, Endurance Specialty Holdings Ltd. and RenaissanceRe Holdings Ltd. The market outlook for property and casualty insurers improved dramatically over the past year. With hurricane and other catastrophe losses estimated as high as $80 billion, we anticipate higher prices and tighter terms and conditions to ensue, leading to robust earnings and book value growth and stock price appreciation. We trimmed our exposure to the media sector, reducing our position in Walt Disney Co. and eliminating Interpublic Group of Cos., Inc., News Corp. and Viacom, Inc. from the portfolio. The long-awaited turnaround for global advertising agency Interpublic Group continues to be reduced in magnitude and delayed in timing, suggesting that significant progress is unlikely to occur within a reasonable investment time horizon. At Viacom, the sudden firing of the CEO prompted us to revaluate our investment position.

Within the fixed income portfolio, we actively adjusted duration based on our assessment of interest rate direction. We also continually tuned our exposure to spread sectors in our efforts to enhance portfolio yield without incurring excessive risk. For the most part, we favored high-quality spread sectors, particularly commercial mortgage-backed securities and asset-backed securities, for their relatively high credit quality and potential to generate incremental yield.

How would you characterize the Fund's position at the close of the period?

At period-end, 63.1% of the Fund's net assets was invested in equities, 35.6% in fixed income securities and 1.3% in cash equivalents. This compared to 64.3% equities, 34.5% fixed income and 1.2% cash equivalents at the end of September 2005. We continue to anticipate a constructive environment for equities as we move through the second half of 2006, driven by steady economic growth, stability in interest rates and continued strong corporate earnings. However, we expect further short-term volatility as investors await assurance that the Fed's recent pause means an end to monetary tightening. As such, we remain highly sensitive to valuation and downside risk considerations, emphasizing those stocks or sectors where expectations and valuations are low. Meanwhile, as we have seen interest rates decline, the yield curve invert and spreads compress, bonds have become a relatively less attractive investment alternative. As always, we will continue to take full advantage of the Fund's flexibility as market conditions evolve.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

October 2, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, Portfolio Managers Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips assumed responsibility for the day-to-day management of the Fund's fixed income portfolio. Mr. Anderson is a Vice Chairman of BlackRock, Inc., Chief Investment Officer for Fixed Income, a member of the firm's Executive and Management Committees and Chairman of the Investment Strategy Group. Mr. Anderson is a founding partner of BlackRock, which was established in 1988. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. Mr. Amero joined BlackRock in 1990. Mr. Marra, a Managing Director of BlackRock and portfolio manager, is a member of the Investment Strategy Group. He joined BlackRock in 1995. Mr. Phillips, a Managing Director of BlackRock and portfolio manager, also is a member of the Investment Strategy Group. He joined BlackRock in 1991.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares remain the same.
--------------------------------------------------------------------------------


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006       5

Performance Data

About Fund Performance

The Fund has multiple classes of shares:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                 6-Month           12-Month          10-Year
As of September 30, 2006                       Total Return      Total Return      Total Return
===============================================================================================
Class A Shares*                                   +5.04%            +10.98%          + 85.56%
-----------------------------------------------------------------------------------------------
Class B Shares*                                   +4.61             +10.10           + 74.43
-----------------------------------------------------------------------------------------------
Class C Shares*                                   +4.61             +10.13           + 71.70
-----------------------------------------------------------------------------------------------
Class I Shares*                                   +5.16             +11.24           + 90.28
-----------------------------------------------------------------------------------------------
Class R Shares*                                   +4.89             +10.70           + 82.35
-----------------------------------------------------------------------------------------------
S&P 500(R) Index**                                +4.14             +10.79           +127.92
-----------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***           +3.73             + 3.67           + 86.31
-----------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C, Class I and Class R Shares compared to growth of an investment in the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. Values are from September 1996 to September 2006.

                                                                                                                  Lehman Brothers
                                                                                                       S&P 500     Aggregate Bond
       Class A Shares*+  Class B Shares*+  Class C Shares*+  Class I Shares*+  Class R Shares*+        Index++           Index+++
9/96            $ 9,475           $10,000           $10,000           $10,000           $10,000        $10,000            $10,000
9/97            $12,049           $12,621           $12,620           $12,753           $12,690        $14,045            $10,971
9/98            $11,653           $12,111           $12,111           $12,364           $12,241        $15,315            $12,234
9/99            $13,010           $13,421           $13,418           $13,838           $13,633        $19,573            $12,189
9/00            $14,222           $14,559           $14,553           $15,164           $14,865        $22,174            $13,041
9/01            $12,666           $12,866           $12,864           $13,539           $13,206        $16,271            $14,731
9/02            $11,305           $11,395           $11,395           $12,116           $11,758        $12,938            $15,997
9/03            $13,126           $13,126           $13,122           $14,098           $13,705        $16,094            $16,863
9/04            $14,685           $14,569           $14,564           $15,813           $15,305        $18,326            $17,483
9/05            $15,842           $15,717           $15,590           $17,106           $16,473        $20,572            $17,971
9/06            $17,581           $17,443           $17,170           $19,028           $18,235        $22,792            $18,631

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund, through a fully managed investment policy, utilizes equity, debt and convertible securities.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      Past performance is not indicative of future results.

Average Annual Total Return

                                        Return Without           Return With
                                         Sales Charge          Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/06                     +10.98%                 +5.15%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                   + 6.78                  +5.63
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                    + 6.38                  +5.80
--------------------------------------------------------------------------------

                                           Return                  Return
                                        Without CDSC            With CDSC+++
================================================================================
Class B Shares++
================================================================================
One Year Ended 9/30/06                     +10.10%                 +6.10%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                   + 5.95                  +5.63
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                    + 5.72                  +5.72
--------------------------------------------------------------------------------

                                           Return                  Return
                                        Without CDSC            With CDSC+++
================================================================================
Class C Shares+
================================================================================
One Year Ended 9/30/06                     +10.13%                 +9.13%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                   + 5.94                  +5.94
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                    + 5.55                  +5.55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares                                                     Return
================================================================================
One Year Ended 9/30/06                                             +11.24%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                                           + 7.04
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                                            + 6.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R Shares                                                     Return
================================================================================
One Year Ended 9/30/06                                             +10.70%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                                           + 6.67
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                                            + 6.19
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
+++   Assuming payment of applicable contingent deferred sales charge.


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2006 and held through September 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                               Expenses Paid
                                                          Beginning                  Ending                 During the Period*
                                                        Account Value             Account Value              April 1, 2006 to
                                                        April 1, 2006           September 30, 2006          September 30, 2006
==============================================================================================================================
Actual
==============================================================================================================================
Class A                                                     $1,000                  $1,050.40                      $4.19
------------------------------------------------------------------------------------------------------------------------------
Class B                                                     $1,000                  $1,046.10                      $8.16
------------------------------------------------------------------------------------------------------------------------------
Class C                                                     $1,000                  $1,046.10                      $8.16
------------------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000                  $1,051.60                      $2.97
------------------------------------------------------------------------------------------------------------------------------
Class R                                                     $1,000                  $1,048.90                      $5.47
==============================================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================================
Class A                                                     $1,000                  $1,020.81                      $4.13
------------------------------------------------------------------------------------------------------------------------------
Class B                                                     $1,000                  $1,016.92                      $8.05
------------------------------------------------------------------------------------------------------------------------------
Class C                                                     $1,000                  $1,016.92                      $8.05
------------------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000                  $1,022.01                      $2.92
------------------------------------------------------------------------------------------------------------------------------
Class R                                                     $1,000                  $1,019.56                      $5.39
------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.82% for Class A, 1.60% for Class B, 1.60% for Class C, .58% for Class I and 1.07% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

Schedule of Investments                                        (in U.S. dollars)

        Shares
          Held    Common Stocks                                       Value
===============================================================================
Aerospace & Defense--3.5%
       800,000    Honeywell International, Inc.                  $   32,720,000
       400,000    Raytheon Co.                                       19,204,000
       500,000    United Technologies Corp.                          31,675,000
                                                                 --------------
                                                                     83,599,000
===============================================================================
Automobiles--0.5%
       200,000    Harley-Davidson, Inc.                              12,550,000
===============================================================================
Beverages--1.8%
       475,000    Anheuser-Busch Cos., Inc.                          22,567,250
     1,000,000    Coca-Cola Enterprises, Inc.                        20,830,000
                                                                 --------------
                                                                     43,397,250
===============================================================================
Building Products--1.1%
       950,000    Masco Corp.                                        26,049,000
===============================================================================
Capital Markets--2.8%
       800,000    Mellon Financial Corp.                             31,280,000
       500,000    Morgan Stanley                                     36,455,000
                                                                 --------------
                                                                     67,735,000
===============================================================================
Chemicals--1.1%
       600,000    E.I. du Pont de Nemours & Co. (e)                  25,704,000
===============================================================================
Commercial Banks--1.5%
     1,000,000    Wells Fargo & Co.                                  36,180,000
===============================================================================
Communications Equipment--2.3%
     1,600,000    Cisco Systems, Inc. (a)                            36,800,000
     1,000,000    Juniper Networks, Inc. (a)(e)                      17,280,000
                                                                 --------------
                                                                     54,080,000
===============================================================================
Computers & Peripherals--2.6%
       750,000    Hewlett-Packard Co.                                27,517,500
       250,000    International Business Machines Corp.              20,485,000
     3,000,000    Sun Microsystems, Inc. (a)                         14,910,000
                                                                 --------------
                                                                     62,912,500
===============================================================================
Diversified Financial Services--2.6%
       710,000    Citigroup, Inc.                                    35,265,700
       565,000    JPMorgan Chase & Co.                               26,532,400
                                                                 --------------
                                                                     61,798,100
===============================================================================
Diversified Telecommunication Services--1.7%
       300,000    AT&T, Inc.                                          9,768,000
       850,000    Verizon Communications, Inc.                       31,560,500
                                                                 --------------
                                                                     41,328,500
===============================================================================
Energy Equipment & Services--2.0%
       300,000    GlobalSantaFe Corp.                                14,997,000
       200,000    Schlumberger Ltd. (e)                              12,406,000
       500,000    Weatherford International Ltd. (a)                 20,860,000
                                                                 --------------
                                                                     48,263,000
===============================================================================
Food Products--4.4%
       750,000    Cadbury Schweppes Plc                              32,077,500
       290,000    General Mills, Inc.                                16,414,000
       100,000    Nestle SA Registered Shares                        34,770,126
       855,000    Unilever NV (b)                                    20,981,700
                                                                 --------------
                                                                    104,243,326
===============================================================================
Health Care Equipment & Supplies--1.6%
       825,000    Baxter International, Inc.                         37,504,500
===============================================================================
Health Care Providers & Services--0.7%
       380,000    AmerisourceBergen Corp.                            17,176,000
===============================================================================
Hotels, Restaurants & Leisure--1.4%
       870,000    McDonald's Corp.                                   34,034,400
===============================================================================
Household Products--1.6%
       575,000    Kimberly-Clark Corp.                               37,582,000
===============================================================================
IT Services--1.3%
     1,000,000    Accenture Ltd. Class A                             31,710,000
===============================================================================
Industrial Conglomerates--5.0%
       250,000    3M Co.                                             18,605,000
     1,100,000    General Electric Co.                               38,830,000
       400,000    Textron, Inc.                                      35,000,000
     1,000,000    Tyco International Ltd.                            27,990,000
                                                                 --------------
                                                                    120,425,000
===============================================================================
Insurance--6.2%
       665,000    ACE Ltd.                                           36,395,450
       550,000    American International Group, Inc.                 36,443,000
       500,000    Endurance Specialty Holdings Ltd.                  17,630,000
       630,000    Genworth Financial, Inc. Class A (e)               22,056,300
       290,000    Prudential Financial, Inc.                         22,112,500
       250,000    RenaissanceRe Holdings Ltd.                        13,900,000
                                                                 --------------
                                                                    148,537,250
===============================================================================
Internet Software & Services--0.5%
       500,000    Yahoo!, Inc. (a)                                   12,640,000
===============================================================================
Machinery--1.0%
       500,000    Dover Corp.                                        23,720,000
===============================================================================
Media--1.7%
       300,000    CBS Corp. Class B                                   8,451,000
       500,000    Comcast Corp. Special Class A (a)                  18,405,000
       400,000    Walt Disney Co. (e)                                12,364,000
                                                                 --------------
                                                                     39,220,000
===============================================================================
Metals & Mining--0.9%
       615,000    Alcoa, Inc.                                        17,244,600
        50,000    United States Steel Corp.                           2,884,000
                                                                 --------------
                                                                     20,128,600
===============================================================================
Oil, Gas & Consumable Fuels--4.4%
       375,000    Devon Energy Corp.                                 23,681,250
       500,000    EnCana Corp.                                       23,345,000
       235,000    Exxon Mobil Corp.                                  15,768,500
       600,000    Murphy Oil Corp.                                   28,530,000
       200,000    Total SA (b)                                       13,188,000
                                                                 --------------
                                                                    104,512,750
===============================================================================
Paper & Forest Products--1.2%
       550,000    International Paper Co.                            19,046,500
       150,000    Weyerhaeuser Co. (e)                                9,229,500
                                                                 --------------
                                                                     28,276,000
===============================================================================
Pharmaceuticals--3.3%
       400,000    GlaxoSmithKline Plc (b)                            21,292,000
       900,000    Schering-Plough Corp.                              19,881,000
       750,000    Wyeth (e)                                          38,130,000
                                                                 --------------
                                                                     79,303,000
===============================================================================


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006       9

Schedule of Investments (concluded)                            (in U.S. dollars)

        Shares
          Held    Common Stocks                                       Value
===============================================================================
Semiconductors & Semiconductor Equipment--1.1%
       650,000    Applied Materials, Inc.                        $   11,524,500
       600,000    Intersil Corp. Class A                             14,730,000
                                                                 --------------
                                                                     26,254,500
===============================================================================
Software--1.9%
       150,000    Electronic Arts, Inc. (a)(e)                        8,352,000
       500,000    Microsoft Corp.                                    13,665,000
     1,130,000    Symantec Corp. (a)(e)                              24,046,400
                                                                 --------------
                                                                     46,063,400
===============================================================================
Specialty Retail--1.4%
       950,000    Limited Brands                                     25,165,500
       200,000    Office Depot, Inc. (a)                              7,940,000
                                                                 --------------
                                                                     33,105,500
-------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost--$1,065,078,503)--63.1%                   1,508,032,576
===============================================================================

    Beneficial
      Interest    Mutual Funds
===============================================================================
$  734,000,000    Master Bond Portfolio of Master Bond Trust
                  (c)                                               851,906,691
-------------------------------------------------------------------------------
                  Total Mutual Funds
                  (Cost--$850,282,100)--35.6%                       851,906,691
===============================================================================

                  Short-Term Securities
===============================================================================
$   26,684,130    BlackRock Liquidity Series, LLC Cash Sweep
                    Series I, 5.18% (c)(f)                           26,684,130
    99,034,250    BlackRock Liquidity Series, LLC Money Market
                    Series, 5.33% (c)(d)(f)                          99,034,250
-------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost--$125,718,380)--5.2%                        125,718,380
===============================================================================
Total Investments (Cost--$2,041,078,983*)--103.9%                 2,485,657,647

Liabilities in Excess of Other Assets--(3.9%)                       (94,434,896)
                                                                 --------------
Net Assets--100.0%                                               $2,391,222,751
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................         $2,054,086,531
                                                                 ==============
      Gross unrealized appreciation ....................         $  475,073,043
      Gross unrealized depreciation ....................            (43,501,927)
                                                                 --------------
      Net unrealized appreciation ......................         $  431,571,116
                                                                 ==============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -------------------------------------------------------------------------
                                                                      Interest/
                                                        Net           Dividend
      Affiliate                                      Activity          Income
      -------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                       $  (6,859,892)    $ 1,343,265

      BlackRock Liquidity Series, LLC
        Money Market Series                       $  31,191,800     $    40,522

      Master Bond Portfolio of Master Bond Trust  $(115,000,000)    $42,373,418
      -------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.
(f)   Represents the current yield as of September 30, 2006.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


10      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

Statement of Assets and Liabilities

As of September 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities
             loaned of $96,295,038) (identified cost--$1,065,078,503) ....................                          $ 1,508,032,576
            Investments in affiliated securities, at value
             (identified cost--$976,000,480) .............................................                              977,625,071
            Receivables:
               Securities sold ...........................................................     $    15,680,186
               Dividends .................................................................           2,347,641
               Capital shares sold .......................................................             907,914
               Securities lending ........................................................               3,523           18,939,264
                                                                                               ---------------
            Prepaid expenses .............................................................                                   52,631
                                                                                                                    ---------------
            Total assets .................................................................                            2,504,649,542
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ....................................                               99,034,250
            Bank overdraft ...............................................................                                      417
            Payables:
               Securities purchased ......................................................          10,018,006
               Capital shares redeemed ...................................................           2,753,307
               Administrator .............................................................             683,737
               Other affiliates ..........................................................             461,944
               Distributor ...............................................................             415,489           14,332,483
                                                                                               ---------------
            Accrued expenses .............................................................                                   59,641
                                                                                                                    ---------------
            Total liabilities ............................................................                              113,426,791
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ...................................................................                          $ 2,391,222,751
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of*
-----------------------------------------------------------------------------------------------------------------------------------
            Class A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                           $     3,302,638
            Class B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                   586,473
            Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                   386,640
            Class I Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                                 4,384,764
            Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                    17,922
            Paid-in capital in excess of par .............................................                            1,824,206,525
            Undistributed investment income--net .........................................     $    19,359,604
            Undistributed realized capital gains--net ....................................          94,396,943
            Unrealized appreciation--net .................................................         444,581,242
                                                                                               ---------------
            Total accumulated earnings--net ..............................................                              558,337,789
                                                                                                                    ---------------
            Net Assets ...................................................................                          $ 2,391,222,751
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value*
-----------------------------------------------------------------------------------------------------------------------------------
            Class A--Based on net assets of $912,518,288 and 33,026,381 shares
             outstanding .................................................................                          $         27.63
                                                                                                                    ===============
            Class B--Based on net assets of $157,581,008 and 5,864,727 shares
             outstanding .................................................................                          $         26.87
                                                                                                                    ===============
            Class C--Based on net assets of $101,175,409 and 3,866,396 shares
             outstanding .................................................................                          $         26.17
                                                                                                                    ===============
            Class I--Based on net assets of $1,215,142,653 and 43,847,642 shares
             outstanding .................................................................                          $         27.71
                                                                                                                    ===============
            Class R--Based on net assets of $4,805,393 and 179,218 shares outstanding ....                          $         26.81
                                                                                                                    ===============

* Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.

      See Notes to Financial Statements.


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      11

Statement of Operations

For the Year Ended September 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $234,871 foreign withholding tax) ..........................                          $    29,551,866
            Interest from affiliates .....................................................                                1,343,265
            Securities lending--net ......................................................                                   40,522
            Net investment income allocated from the Master Portfolio:
               Interest ..................................................................                               42,940,164
               Securities lending--net ...................................................                                  229,839
               Dividends .................................................................                                  211,053
               Expenses ..................................................................                               (1,007,638)
                                                                                                                    ---------------
            Total investment income and net investment income allocated from the
             Master Portfolio ............................................................                               73,309,071
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .....................................................     $    10,264,104
            Account maintenance fees--Class A* ...........................................           2,311,313
            Account maintenance and distribution fees--Class B* ..........................           2,146,232
            Transfer agent fees--Class I* ................................................           1,642,501
            Transfer agent fees--Class A* ................................................           1,219,896
            Account maintenance and distribution fees--Class C* ..........................           1,044,777
            Transfer agent fees--Class B* ................................................             345,392
            Transfer agent fees--Class C* ................................................             168,452
            Professional fees ............................................................             125,817
            Custodian fees ...............................................................             120,542
            Printing and shareholder reports .............................................             100,973
            Directors' fees and expenses .................................................              84,917
            Registration fees ............................................................              67,263
            Account maintenance and distribution fees--Class R ...........................              21,965
            Pricing fees .................................................................              14,811
            Transfer agent fees--Class R .................................................               5,782
            Other ........................................................................              86,333
                                                                                               ---------------
            Total expenses before waiver .................................................          19,771,070
            Waiver of expenses ...........................................................            (571,785)
                                                                                               ---------------
            Total expenses after waiver ..................................................                               19,199,285
                                                                                                                    ---------------
            Investment income--net .......................................................                               54,109,786
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net ..........................................................         121,196,811
               Foreign currency transactions--net ........................................             (17,200)
               Allocations from the Master Portfolio--net ................................         (12,651,562)         108,528,049
                                                                                               ---------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ..........................................................          93,894,240
               Foreign currency transactions--net ........................................              19,853
               Allocations from the Master Portfolio--net ................................           2,134,529           96,048,622
                                                                                               ------------------------------------
            Total realized and unrealized gain--net ......................................                              204,576,671
                                                                                                                    ---------------
            Net Increase in Net Assets Resulting from Operations .........................                          $   258,686,457
                                                                                                                    ===============

* Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.

      See Notes to Financial Statements.


12      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

Statements of Changes in Net Assets

                                                                                                        For the Year Ended
                                                                                                           September 30,
                                                                                               ------------------------------------
Increase (Decrease) in Net Assets:                                                                   2006                 2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .......................................................     $    54,109,786      $    54,236,591
            Realized gain--net ...........................................................         108,528,049          152,299,957
            Change in unrealized appreciation/depreciation--net ..........................          96,048,622           18,498,915
                                                                                               ------------------------------------
            Net increase in net assets resulting from operations .........................         258,686,457          225,035,463
                                                                                               ------------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders**
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net:
               Class A ...................................................................         (16,341,899)         (21,685,104)
               Class B ...................................................................          (2,094,596)          (4,871,120)
               Class C ...................................................................          (1,124,283)          (1,781,080)
               Class I ...................................................................         (25,372,004)         (32,581,425)
               Class R ...................................................................             (67,364)             (99,586)
            Realized gain--net:
               Class A ...................................................................         (55,980,296)         (48,588,259)
               Class B ...................................................................         (15,290,188)         (19,229,346)
               Class C ...................................................................          (6,794,035)          (6,332,810)
               Class I ...................................................................         (76,450,213)         (64,478,032)
               Class R ...................................................................            (267,806)            (245,610)
                                                                                               ------------------------------------
            Net decrease in net assets resulting from dividends and distributions to
             shareholders ................................................................        (199,782,684)        (199,892,372)
                                                                                               ------------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions ...........        (377,867,626)        (343,860,649)
                                                                                               ------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets .................................................        (318,963,853)        (318,717,558)
            Beginning of year ............................................................       2,710,186,604        3,028,904,162
                                                                                               ------------------------------------
            End of year* .................................................................     $ 2,391,222,751      $ 2,710,186,604
                                                                                               ====================================
             * Undistributed investment income--net ......................................     $    19,359,604      $    12,516,586
                                                                                               ====================================

** Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.

      See Notes to Financial Statements.


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      13

Financial Highlights

                                                                                    Class A@
                                            ----------------------------------------------------------------------------------------
                                                        For the Year Ended               For the Period          For the Year
The following per share data and ratios                    September 30,                  April 1, 2003         Ended March 31,
have been derived from information          ------------------------------------------     to Sept. 30,    -------------------------
provided in the financial statements.          2006            2005            2004            2003           2003          2002
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period ...  $    26.92      $    26.69      $    24.25      $    21.68     $    27.50    $    28.31
                                            ----------------------------------------------------------------------------------------
  Investment income--net*** ..............         .57             .50             .37             .21            .59           .64
  Realized and unrealized gain (loss)--net        2.21            1.56            2.49            2.64          (5.57)          .65
                                            ----------------------------------------------------------------------------------------
  Total from investment operations .......        2.78            2.06            2.86            2.85          (4.98)         1.29
                                            ----------------------------------------------------------------------------------------
  Less dividends and distributions:
     Investment income--net ..............        (.47)           (.57)           (.42)           (.28)          (.63)         (.69)
     Realized gain--net ..................       (1.60)          (1.26)             --              --           (.21)        (1.41)
                                            ----------------------------------------------------------------------------------------
  Total dividends and distributions ......       (2.07)          (1.83)           (.42)           (.28)          (.84)        (2.10)
                                            ----------------------------------------------------------------------------------------
  Net asset value, end of period .........  $    27.63      $    26.92      $    26.69      $    24.25     $    21.68    $    27.50
                                            ========================================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share .....       10.98%           7.88%          11.87%          13.16%+       (18.26%)        4.78%
                                            ========================================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, net of waiver ................         .84%++          .83%++          .83%++          .85%*          .84%          .82%
                                            ========================================================================================
  Expenses ...............................         .86%++          .85%++          .84%++          .85%*          .84%          .82%
                                            ========================================================================================
  Investment income--net .................        2.15%++         1.86%++         1.42%++         1.71%*         2.47%         2.35%
                                            ========================================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)  $  912,518      $  965,951      $1,052,738      $1,023,861     $  939,989    $1,311,739
                                            ========================================================================================
  Portfolio turnover .....................          12%             15%             17%             47%            52%           31%
                                            ========================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.
@     Effective October 2, 2006, Class A Shares were redesignated Investor A
      Shares.

      See Notes to Financial Statements.


14      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

                                                                                    Class B@
                                            ----------------------------------------------------------------------------------------
                                                        For the Year Ended               For the Period          For the Year
The following per share data and ratios                    September 30,                  April 1, 2003         Ended March 31,
have been derived from information          ------------------------------------------     to Sept. 30,    -------------------------
provided in the financial statements.          2006            2005            2004            2003           2003          2002
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period ...  $    26.19      $    25.98      $    23.59      $    21.09     $    26.75    $    27.56
                                            ----------------------------------------------------------------------------------------
  Investment income--net*** ..............         .35             .29             .17             .11            .39           .42
  Realized and unrealized gain (loss)--net        2.15            1.52            2.42            2.57          (5.42)          .64
                                            ----------------------------------------------------------------------------------------
  Total from investment operations .......        2.50            1.81            2.59            2.68          (5.03)         1.06
                                            ----------------------------------------------------------------------------------------
  Less dividends and distributions:
     Investment income--net ..............        (.22)           (.34)           (.20)           (.18)          (.42)         (.46)
     Realized gain--net ..................       (1.60)          (1.26)             --              --           (.21)        (1.41)
                                            ----------------------------------------------------------------------------------------
  Total dividends and distributions ......       (1.82)          (1.60)           (.20)           (.18)          (.63)        (1.87)
                                            ----------------------------------------------------------------------------------------
  Net asset value, end of period .........  $    26.87      $    26.19      $    25.98      $    23.59     $    21.09    $    26.75
                                            ========================================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share .....       10.10%           7.09%          10.99%          12.73%+       (18.93%)        4.01%
                                            ========================================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, net of waiver ................        1.61%++         1.61%++         1.60%++         1.62%*         1.62%         1.59%
                                            ========================================================================================
  Expenses ...............................        1.64%++         1.63%++         1.63%++         1.62%*         1.62%         1.59%
                                            ========================================================================================
  Investment income--net .................        1.35%++         1.12%++          .66%++          .95%*         1.69%         1.58%
                                            ========================================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)  $  157,581      $  286,317      $  434,115      $  632,673     $  680,419    $1,222,487
                                            ========================================================================================
  Portfolio turnover .....................          12%             15%             17%             47%            52%           31%
                                            ========================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.
@     Effective October 2, 2006, Class B Shares were redesignated Investor B
      Shares.

      See Notes to Financial Statements.


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      15

                                                                                    Class C@
                                            ----------------------------------------------------------------------------------------
                                                        For the Year Ended               For the Period          For the Year
The following per share data and ratios                    September 30,                  April 1, 2003         Ended March 31,
have been derived from information          ------------------------------------------     to Sept. 30,    -------------------------
provided in the financial statements.          2006            2005            2004            2003           2003          2002
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period ...  $    25.59      $    25.45      $    23.14      $    20.70     $    26.29    $    27.14
                                            ----------------------------------------------------------------------------------------
  Investment income--net*** ..............         .34             .28             .16             .11            .38           .41
  Realized and unrealized gain (loss)--net        2.11            1.48            2.37            2.52          (5.32)          .63
                                            ----------------------------------------------------------------------------------------
  Total from investment operations .......        2.45            1.76            2.53            2.63          (4.94)         1.04
                                            ----------------------------------------------------------------------------------------
  Less dividends and distributions:
     Investment income--net ..............        (.27)           (.36)           (.22)           (.19)          (.44)         (.48)
     Realized gain--net ..................       (1.60)          (1.26)             --              --           (.21)        (1.41)
                                            ----------------------------------------------------------------------------------------
  Total dividends and distributions ......       (1.87)          (1.62)           (.22)           (.19)          (.65)        (1.89)
                                            ----------------------------------------------------------------------------------------
  Net asset value, end of period .........  $    26.17      $    25.59      $    25.45      $    23.14     $    20.70    $    26.29
                                            ========================================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share .....       10.13%           7.05%          10.98%          12.72%+       (18.92%)        4.01%
                                            ========================================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, net of waiver ................        1.61%++         1.61%++         1.61%++         1.63%*         1.63%         1.61%
                                            ========================================================================================
  Expenses ...............................        1.64%++         1.63%++         1.63%++         1.63%*         1.63%         1.61%
                                            ========================================================================================
  Investment income--net .................        1.37%++         1.09%++          .64%++          .93%*         1.69%         1.59%
                                            ========================================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)  $  101,175      $  113,356      $  134,013      $  143,482     $  137,674    $  199,774
                                            ========================================================================================
  Portfolio turnover .....................          12%             15%             17%             47%            52%           31%
                                            ========================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.
@     Effective October 2, 2006, Class C Shares were redesignated Investor C
      Shares.

      See Notes to Financial Statements.


16      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

                                                                                    Class I@
                                            ----------------------------------------------------------------------------------------
                                                        For the Year Ended               For the Period          For the Year
The following per share data and ratios                    September 30,                  April 1, 2003         Ended March 31,
have been derived from information          ------------------------------------------     to Sept. 30,    -------------------------
provided in the financial statements.          2006            2005            2004            2003           2003          2002
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period ...  $    27.00      $    26.76      $    24.31      $    21.73     $    27.58    $    28.38
                                            ----------------------------------------------------------------------------------------
  Investment income--net*** ..............         .63             .57             .44             .24            .65           .71
  Realized and unrealized gain (loss)--net        2.22            1.57            2.50            2.65          (5.60)          .66
                                            ----------------------------------------------------------------------------------------
  Total from investment operations .......        2.85            2.14            2.94            2.89          (4.95)         1.37
                                            ----------------------------------------------------------------------------------------
  Less dividends and distributions:
     Investment income--net ..............        (.54)           (.64)           (.49)           (.31)          (.69)         (.76)
     Realized gain--net ..................       (1.60)          (1.26)             --              --           (.21)        (1.41)
                                            ----------------------------------------------------------------------------------------
  Total dividends and distributions ......       (2.14)          (1.90)           (.49)           (.31)          (.90)        (2.17)
                                            ----------------------------------------------------------------------------------------
  Net asset value, end of period .........  $    27.71      $    27.00      $    26.76      $    24.31     $    21.73    $    27.58
                                            ========================================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share .....       11.24%           8.18%          12.17%          13.31%+       (18.09%)        5.07%
                                            ========================================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, net of waiver ................         .59%++          .58%++          .58%++          .60%*          .59%          .57%
                                            ========================================================================================
  Expenses ...............................         .61%++          .61%++          .60%++          .60%*          .59%          .57%
                                            ========================================================================================
  Investment income--net .................        2.40%++         2.11%++         1.67%++         1.97%*         2.72%         2.60%
                                            ========================================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)  $1,215,143      $1,340,212      $1,405,513      $1,455,944     $1,396,989    $1,957,869
                                            ========================================================================================
  Portfolio turnover .....................          12%             15%             17%             47%            52%           31%
                                            ========================================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.
@ Effective October 2, 2006, Class I Shares were redesignated Institutional Shares.

      See Notes to Financial Statements.


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      17

Financial Highlights (concluded)

                                                                                     Class R
                                                ------------------------------------------------------------------------------------
                                                                                                       For the      For the Period
                                                              For the Year Ended                       Period          January 3,
The following per share data and ratios                          September 30,                      April 1, 2003       2003+++
have been derived from information              ----------------------------------------------       to Sept. 30,     to March 31,
provided in the financial statements.              2006              2005              2004              2003             2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period ...      $    26.18        $    26.03        $    23.71        $    21.20      $    22.07
                                                ------------------------------------------------------------------------------------
  Investment income--net** ...............             .49               .43               .30               .24             .20
  Realized and unrealized gain (loss)--net            2.15              1.52              2.45              2.27           (1.07)
                                                ------------------------------------------------------------------------------------
  Total from investment operations .......            2.64              1.95              2.75              2.51            (.87)
                                                ------------------------------------------------------------------------------------
  Less dividends and distributions:
   Investment income--net ................            (.41)             (.54)             (.43)               --+             --
   Realized gain--net ....................           (1.60)            (1.26)               --                --              --
                                                ------------------------------------------------------------------------------------
  Total dividends and distributions ......           (2.01)            (1.80)             (.43)               --+             --
                                                ------------------------------------------------------------------------------------
  Net asset value, end of period .........      $    26.81        $    26.18        $    26.03        $    23.71      $    21.20
                                                ====================================================================================
====================================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share .....           10.70%             7.63%            11.67%            13.31%@@        (3.94%)@@
                                                ====================================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, net of waiver ................            1.09%++           1.08%++           1.07%++           1.10%*          1.09%*
                                                ====================================================================================
  Expenses ...............................            1.11%++           1.11%++           1.07%++           1.10%*          1.09%*
                                                ====================================================================================
  Investment income--net .................            1.91%++           1.65%++           1.10%++           2.07%*          2.76%*
                                                ====================================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)      $    4,805        $    4,349        $    2,526                --@             --@
                                                ====================================================================================
  Portfolio turnover .....................              12%               15%               17%               47%             52%
                                                ====================================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Amount is less than $(.01) per share.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.
+++   Commencement of operations.
@     Amount is less than $1,000.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


18      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Balanced Capital Fund, Inc. was renamed BlackRock Balanced Capital Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective through a fully managed investment policy utilizing equity, fixed income and convertible securities. The Fund invests the fixed income portion of its assets in Master Core Bond Portfolio, which on September 29, 2006, was renamed Master Bond Portfolio (the "Master Portfolio") of Master Bond Trust (the "Trust"), a mutual fund that has the same investment objective and strategies as the fixed income portion of the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at September 30, 2006 was 29.4%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares were not redesignated. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its proportionate investment in the Master Portfolio at fair value.

Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuations of other short-term investment vehicles are generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      19
values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, and protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(f) Security transactions, investment income and expenses -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized


20      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006
gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Investment transactions in the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Bank overdraft -- The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

(k) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,266,622 has been reclassified between undistributed net investment income and undistributed net realized capital gains as a result of permanent differences attributable to accounting for swap agreements, accounting for principal paydowns, foreign currency transactions, amortization methods on fixed income securities, and the reclassification of distributions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is an indirect, wholly owned subsidiary of ML & Co.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

The Fund also pays an investment advisory fee to Fund Asset Management, L.P. ("FAM"), an affiliate of MLIM, the Trust's investment adviser, to the extent it invests its fixed income assets in the Master Portfolio. MLIM has contractually agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the Master Portfolio. For the year ended September 30, 2006, MLIM earned fees of $10,264,104, of which $571,785 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      21

Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                Account             Distribution
                                            Maintenance Fee              Fee
--------------------------------------------------------------------------------
Class A .................................         .25%                    --
Class B .................................         .25%                   .75%
Class C .................................         .25%                   .75%
Class R .................................         .25%                   .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended September 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                        FAMD              MLPF&S
--------------------------------------------------------------------------------
Class A .............................................  $3,840            $50,050
Class I .............................................  $  542            $ 4,135
--------------------------------------------------------------------------------

For the year ended September 30, 2006, MLPF&S received contingent deferred sales charges of $164,641 and $4,033 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $158 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of September 30, 2006, the Fund lent securities with a value of $48,051,180 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the year ended September 30, 2006, MLIM, LLC received $17,354 in securities lending agent fees.

In addition, MLPF&S received $186,678 in commissions on the execution of portfolio security transactions for the year ended September 30, 2006.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM and FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Manager") a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 74% of the management fee paid to the Manager.

In connection with the closing, the Fund's Transfer Agent became PFPC, Inc., an affiliate of the Manager. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc. became an additional distributor. MLIM, LLC, the security lending agent, became BlackRock Investment Management, LLC.

Prior to the closing, certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, FAM, MLAM U.K., ML & Co., and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2006 were $199,981,661 and $649,818,297, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $377,867,626 and $343,860,649 for the years


22      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006
ended September 30, 2006 and September 30, 2005, respectively.

Effective October 2, 2006, Class A, Class B, Class C, and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares were not redesignated.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended September 30, 2006                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        1,134,447     $  30,125,921
Automatic conversion of shares .............        3,198,038        84,617,488
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................        2,477,720        63,422,218
                                                -------------------------------
Total issued ...............................        6,810,205       178,165,627
Shares redeemed ............................       (9,663,151)     (255,655,194)
                                                -------------------------------
Net decrease ...............................       (2,852,946)    $ (77,489,567)
                                                ===============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended September 30, 2005                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        1,248,836     $  33,471,475
Automatic conversion of shares .............        2,837,198        76,109,599
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................        2,326,440        61,596,520
                                                -------------------------------
Total issued ...............................        6,412,474       171,177,594
Shares redeemed ............................       (9,978,349)     (266,453,276)
                                                -------------------------------
Net decrease ...............................       (3,565,875)    $ (95,275,682)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended September 30, 2006                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................          574,992     $  14,828,358
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................          598,848        14,912,251
                                                -------------------------------
Total issued ...............................        1,173,840        29,740,609
                                                -------------------------------
Automatic conversion of shares .............       (3,290,619)      (84,617,488)
Shares redeemed ............................       (2,951,735)      (75,997,582)
                                                -------------------------------
Total redeemed .............................       (6,242,354)     (160,615,070)
                                                -------------------------------
Net decrease ...............................       (5,068,514)    $(130,874,461)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended September 30, 2005                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................          891,578     $  23,206,667
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................          799,634        20,602,454
                                                -------------------------------
Total issued ...............................        1,691,212        43,809,121
                                                -------------------------------
Automatic conversion of shares .............       (2,916,992)      (76,109,599)
Shares redeemed ............................       (4,547,688)     (118,176,999)
                                                -------------------------------
Total redeemed .............................       (7,464,680)     (194,286,598)
                                                -------------------------------
Net decrease ...............................       (5,773,468)    $(150,477,477)
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended September 30, 2006                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................          243,881     $   6,132,019
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................          274,554         6,667,489
                                                -------------------------------
Total issued ...............................          518,435        12,799,508
Shares redeemed ............................       (1,081,207)      (27,100,870)
                                                -------------------------------
Net decrease ...............................         (562,772)    $ (14,301,362)
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended September 30, 2005                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................          240,727     $   6,114,825
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................          270,001         6,804,005
                                                -------------------------------
Total issued ...............................          510,728        12,918,830
Shares redeemed ............................       (1,346,914)      (34,293,349)
                                                -------------------------------
Net decrease ...............................         (836,186)    $ (21,374,519)
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended September 30, 2006                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        2,992,590     $  79,445,833
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................        3,594,184        92,226,158
                                                -------------------------------
Total issued ...............................        6,586,774       171,671,991
Shares redeemed ............................      (12,375,356)     (327,209,774)
                                                -------------------------------
Net decrease ...............................       (5,788,582)    $(155,537,783)
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended September 30, 2005                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................        3,812,593     $ 102,092,464
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................        3,294,500        87,427,835
                                                -------------------------------
Total issued ...............................        7,107,093       189,520,299
Shares redeemed ............................       (9,988,817)     (268,067,549)
                                                -------------------------------
Net decrease ...............................       (2,881,724)    $ (78,547,250)
                                                ===============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended September 30, 2006                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................           62,280     $   1,597,654
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................           13,238           329,008
                                                -------------------------------
Total issued ...............................           75,518         1,926,662
Shares redeemed ............................          (62,385)       (1,591,115)
                                                -------------------------------
Net increase ...............................           13,133     $     335,547
                                                ===============================


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      23

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended September 30, 2005                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ................................          155,274     $   4,067,922
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ........................           13,330           343,453
                                                -------------------------------
Total issued ...............................          168,604         4,411,375
Shares redeemed ............................          (99,561)       (2,597,096)
                                                -------------------------------
Net increase ...............................           69,043     $   1,814,279
                                                ===============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 26, 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended September 30, 2006.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                       9/30/2006      9/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income .................................  $ 49,241,065   $ 62,585,969
  Net long-term capital gains .....................   150,541,619    137,306,403
                                                     ---------------------------
Total taxable distributions .......................  $199,782,684   $199,892,372
                                                     ===========================

As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ..........................    $ 20,862,251
Undistributed long-term capital gains -- net ..................     105,403,388
                                                                   ------------
Total undistributed earnings -- net ...........................     126,265,639
Capital loss carryforward .....................................              --
Unrealized gains -- net .......................................     432,072,150*
                                                                   ------------
Total accumulated earnings -- net .............................    $558,337,789
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.


24      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Balanced Capital Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Balanced Capital Fund, Inc. (formerly the Merrill Lynch Balanced Capital Fund, Inc.) as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital Fund, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 21, 2006

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Balanced Capital Fund, Inc. during the fiscal year ended September 30, 2006:

------------------------------------------------------------------------------------------------------------------------------
Record Date                                                                            December 16, 2005         July 13, 2006
Payable Date                                                                           December 22, 2005         July 19, 2006
------------------------------------------------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals+ ................................                  50.12%                  61.41%*
Dividends Qualifying for the Dividends Received Deduction for Corporations+                  41.84%                  51.29%
Federal Obligation Interest ...............................................                   7.00%                   4.55%
Interest-Related Dividends for Non-U.S. Residents* ........................                  19.41%                  51.01%
------------------------------------------------------------------------------------------------------------------------------

* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
+ The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund distributed long-term capital gains of $1.553757 per share to shareholders of record on December 16, 2005.


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      25

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Merrill Lynch Investment Managers, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 8, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

o that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;

o that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;


26      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

o that in March 2006, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      27
the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Fund's portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous


28      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Previous Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. The directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. The directors noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      29

Disclosure of New Investment Advisory Agreement (concluded)

comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 16-17, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.


30      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, and Global   129 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Chief Investment Officer for Equities, Chairman of    174 Portfolios
            08543-9011     Director              the BlackRock Private Client Operating Committee,
            Age: 52                              and member of the BlackRock Executive Committee
                                                 since 2006; President of the Funds advised by
                                                 Merrill Lynch Investment Managers ("MLIM") and its
                                                 affiliates ("MLIM/FAM-advised funds") from 2005 to
                                                 2006 and Chief Investment Officer thereof from 2001
                                                 to 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") since 2001; President of
                                                 Princeton Administrators, L.P. ("Princeton Admin-
                                                 istrators") from 2001 to 2006; Chief Investment
                                                 Officer of OppenheimerFunds, Inc. in 1999 and
                                                 Executive Vice President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director     2002 to  General Partner of The Burton Partnership, Limited    21 Funds        Knology, Inc.
Burton      Princeton, NJ               present  Partnership (an investment partnership) since 1979;   38 Portfolios   (telecommuni-
            08543-9095                           Managing General Partner of The South Atlantic                        cations) and
            Age: 62                              Venture Funds since 1983; Member of the Investment                    Symbion, Inc.
                                                 Advisory Council of the Florida State Board of                        (healthcare)
                                                 Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Director     2005 to  President and Chief Executive Officer of Allmerica    21 Funds        Cabot Corpor-
Francis     Princeton, NJ               present  Financial Corporation (financial services holding     38 Portfolios   ation (chem-
O'Brien     08543-9095                           company) from 1995 to 2002 and Director from 1995                     icals), LKQ
            Age: 63                              to 2003; President of Allmerica Investment                            Corporation
                                                 Management Co., Inc. (investment adviser) from 1989                   (auto parts
                                                 to 2002, Director from 1989 to 2002 and Chairman of                   manufactur-
                                                 the Board from 1989 to 1990; President, Chief                         ing) and TJX
                                                 Executive Officer and Director of First Allmerica                     Companies,
                                                 Financial Life Insurance Company from 1989 to 2002                    Inc.
                                                 and Director of various other Allmerica Financial                     (retailer)
                                                 companies until 2002; Director from 1989 to 2006,
                                                 Member of the Governance Nominating Committee from
                                                 2004 to 2006, Member of the Compensation Committee
                                                 from 1989 to 2006 and Member of the Audit Committee
                                                 from 1990 to 2004 of ABIOMED; Director, Member of
                                                 the Governance and Nomination Committee and Member
                                                 of the Audit Committee of Cabot Corporation since
                                                 1990; Director and Member of the Audit Committee
                                                 and Compensation Committee of LKQ Corporation since
                                                 2003; Lead Director of TJX Companies, Inc. since
                                                 1999; Trustee of the Woods Hole Oceanographic
                                                 Institute since 2003.


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      31

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director     2003 to  Consultant with Putnam Investments from 1993 to       21 Funds        None
Walsh       Princeton, NJ               present  2003, and employed in various capacities therewith    38 Portfolios
            08543-9095                           from 1973 to 1992; Director, Massachusetts Audubon
            Age: 64                              Society from 1990 to 1997; Director, The National
                                                 Audubon Society from 1998 to 2005; Director, The
                                                 American Museum of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director     1998 to  Managing Director of FGW Associates since 1997;       21 Funds        Watson
Weiss**     Princeton, NJ               present  Vice President, Planning, Investment and              38 Portfolios   Pharmaceuti-
            08543-9095                           Development of Warner Lambert Co. from 1979 to                        cals, Inc.
            Age: 65                              1997; Director of the Michael J. Fox Foundation for                   (pharma-
                                                 Parkinson's Research since 2000; Director of BTG                      ceutical
                                                 International Plc (a global technology                                company)
                                                 commercialization company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors and the Audit Committee.

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Director of BlackRock since 2006; Managing Director of MLIM and FAM 2006; First
Burke       Princeton, NJ  President    present  Vice President of MLIM and FAM from 1997 to 2005 and Treasurer from 1999 to 2006;
            08543-9011     and          and      Vice President of MLIM and FAM from 1990 to 1997.
            Age: 46        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kurt        P.O. Box 9011  Vice         1996 to  Managing Director of BlackRock since 2006; Managing Director of MLIM from 2000 to
Schansinger Princeton, NJ  President    present  2006; Director (Equities) of MLIM from 1997 to 2000.
            08543-9011
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            08543-9011     Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
            Age: 55                              Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
            08543-9011                           1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004 to
            Age: 46                              2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Pre Transaction
(Until September 29, 2006)
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Post Transaction
September 29, 2006)
PFPC Inc.
Wilmington, DE 19809


32      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      33

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Log into your account


34      BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


        BLACKROCK BALANCED CAPITAL FUND, INC.         SEPTEMBER 30, 2006      35

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #10252-9/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1, 2006), (3) John
         F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -        Fiscal Year Ending September 30, 2006 - $37,500
                                 Fiscal Year Ending September 30, 2005 - $37,000

         (b) Audit-Related Fees - Fiscal Year Ending September 30, 2006 - $0
                                  Fiscal Year Ending September 30, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending September 30, 2006 - $6,000
                                  Fiscal Year Ending September 30, 2005 - $7,300

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending September 30, 2006 - $0
                                  Fiscal Year Ending September 30, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending September 30, 2006 - $3,050,250
             Fiscal Year Ending September 30, 2005 - $6,827,388

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Balanced Capital Fund, Inc.

Date: November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Balanced Capital Fund, Inc.

Date: November 17, 2006


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Balanced Capital Fund, Inc.

Date: November 17, 2006